YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Investor:

It is my pleasure to introduce Paul A. Hilton, who recently became the primary portfolio manager of The Dreyfus Socially Responsible Growth Fund, Inc. with respect to its areas of social concern.

  Prior to joining Dreyfus, Paul Hilton was a research analyst in the Social Awareness Investment program at Smith Barney Asset Management, a division of
Travelers Group. He also had similar responsibilities at the Council for Economic Priorities, a New York-based not-for-profit organization best known for its consumer guide "Shopping for a Better World."

  Paul holds a BA in public affairs from Syracuse University and an MA in cultural anthropology from New York University. We believe that Paul is eminently qualified to help The Dreyfus Socially Responsible Growth Fund live up to its charter in the areas of social responsibility.

               Sincerely,


               [Stephen E. Canter signature]


               Stephen E. Canter

               President

               The Dreyfus Corporation

January 15, 1998

New York, N.Y.


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide you with this annual report for The Dreyfus Socially Responsible Growth Fund, Inc. for the 12-month period ended December 31, 1998. Over this period, your Fund produced a total return of 29.38%,* which compares with a total return of 28.60% for the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and 18.15% for the Dow Jones Industrial Average.*

  The 12-month period was indeed an unsettling one for investors as market sentiment gyrated wildly from extreme bullishness to extreme bearishness. The most dramatic shift in sentiment occurred in August when the S&P 500 dropped 14.45% . The panic in the stock market was widespread and no sector escaped unscathed. Small capitalization stocks, however, declined the most. Although the Fund' s performance also suffered in August, our strategy of investing in reasonably priced, large and liquid growth stocks with consistent earnings helped to protect the Fund from a more severe decline during the month. By the end of November, the Fund' s year-to-date performance was solidly back into positive territory following an impressive recovery in the stock market in October and November after the Federal Reserve Board (Fed) cut interest rates.

ECONOMIC REVIEW

  During 1998, the main regions of the world had very different economic fundamentals. The U.S. began the period with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease beginning in September. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plants and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The drop in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in real income, a strong labor market and increases in the prices of assets they owned.

  The negative effect of Asian weakness was felt in the industrial sector more than the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of the industrial weakness was to cool off a U.S.
economy    that    had    been    growing    rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields. Monetary policy has begun to ease in both the U.S. and Europe.

  Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management hedge fund crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating world economic growth.

MARKET OVERVIEW

  The 12 months ended December 31, 1998 encompassed some very different market phases. There was stock market strength during the early part of the period. Small-cap indices had already started to erode and were joined by large-cap indices by midsummer. A sharp decline until the end of August was followed by a rebound and then a renewed decline amid financial fears until early October. In the last two months there was a strong rally in response to the easing of monetary policy. Returns on mid-cap and small-cap stock indices tended to be weaker than for large caps, with a negative total return on small-cap indices.

  Three key developments influenced stock market behavior during the fiscal period. First, the Federal Reserve continued to keep the Federal Funds rate flat at 5.5% until late September, but then began a succession of easing moves. Second, weakness in emerging country economies contributed to declining commodity prices and a drop in long-term Treasury bond yields to multi-decade lows. Third, expectations for corporate profits dropped, first in the sectors sensitive to Asian developments and then for a broader list of stocks.

  The trigger for the sharp decline in stocks in August appeared to be the Russian default in the summer of 1998. This resulted in deepening concerns about weaker economic growth and corporate profits. There was also a global margin call on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields, financial stocks led the summer selloff due to concerns about financial contagion among emerging countries and potential loan losses by financial institutions. However, in the last two months of the fiscal period, these fears began to ebb in response to Federal Reserve easing moves.

  The erosion of expectations about corporate profit growth over the last year contributed to an outperformance by a small group of super-cap growth stocks for much of the fiscal year. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these super-growth stocks. In addition, many of the financial stocks that fall into the value category dropped sharply following the Russian default and global margin call concerns, before rebounding after the Fed acted.

PORTFOLIO FOCUS

  Our sector allocation during the volatile 12-month reporting period was an important strategy for the Fund. As a result of the global economic problems, we initiated defensive strategies in the third quarter to protect the portfolio.
The most important strategy was reducing our exposure in sectors that we believed exhibited the highest sensitivity to a slowing world economy. Accordingly, the Energy sector allocation was reduced because of weak oil prices due to excess supply and OPEC's inability to enforce production quotas on its members. The Capital Goods sector was underweighted because of our expectation that capital expenditure for industrial goods would slow. A number of the Fund's holdings including Honeywell, EVI Weatherford, Fort James and Schlumberger were eliminated from the portfolio to accomplish our goals of reducing exposure to economy and commodity sensitive sectors.

  The sectors that were the biggest contributors to the portfolio's positive performance were Communication Services, Consumer Staples and Health Care. The Technology group also performed well, particularly during the last three months of the reporting period. Some of the best performing stocks held by the Fund during the year were Sun Microsystems up 114%, Cisco Systems up 150%, Guidant up 70% and Safeway up 78%.

  Our biggest mistake during the year was overweighting the financial sector compared to the S&P 500 and poor stock selection in the group. The hardest hit categories were the large money center banks, smaller regional banks and specialty finance companies. Citigroup declined because of concerns about profits in its global business and uncertainty regarding the success of merging its Travelers and Citibank units into one seamless organization. Conseco, on the other hand, performed poorly because of fears that a flatter yield curve in the U.S. credit market would negatively affect the company's profitability. While the yield curve has steepened recently, the stock has not yet recovered fully from its depressed level. We remain positive on Conseco, for now, given the attractive relative valuation of the stock. In response to the poor performance of the financial stocks in the portfolio, we have added two more high quality stocks, Marsh & McLennan Cos. and Franklin Resources, to the portfolio. We believe the long-term prospects for these two stocks are very good because of their exposure to the asset management business.

  Our global growth strategic theme, which emphasizes large multinational companies in the portfolio, has been a leading driver of good relative performance in the past. However, due to what we believe to be a temporary slow down in global economies, we have de-emphasized this strategic theme. Many large multinational growth companies including Gillette, Disney (Walt) and Coca-Cola warned Wall Street in the third quarter that they would not meet consensus estimates due to a deterioration in global demand for their products. While we believe these companies are attractively positioned to participate in the secular growth of worldwide economies, in the short term we expect their profit margins to contract as consumption on a global basis slows.

  In place of the globally oriented companies we have emphasized domestically oriented companies in the portfolio. Some of our recent purchases include CVS, Costco Cos. and Liberty Media Group. This tactical move simply represents a weighting shift that we believe better responds to current economic conditions. Our long-term strategy with regard to global companies is still in place and will be re-emphasized when the cyclical forces hampering the growth of the global companies in the current environment abate.

SOCIAL INVESTMENT REVIEW

  The Fund invests in companies that show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. To assess whether a company contributes to this goal, we employ a rigorous research process to evaluate companies based on their records in the areas of environment, employee safety, product safety and equal employment opportunity. Our analysis includes information provided by the companies themselves, the media, and data from respected social investment research providers such as Kinder, Lydenberg and Domini, the Investor Responsibility Research Center, and Environmental Information Services.

  We are currently upgrading the environmental research we receive, with a special emphasis on intra-industry comparisons of corporate environmental
performance.   This  research  will  allow  us  to  identify  "best  in  class"
environmental records in a particular industry, rather than eliminate historically problematic sectors entirely from the Fund.

We communicate with companies in our portfolio, and encourage them to focus on their performance in our areas of social concern. We recently participated in a dialogue training seminar with CERES, the Coalition for Environmentally Responsible Economies, a leading environmental organization that developed the CERES Principles (formerly the Valdez Principles) for companies. By endorsing the Principles, companies commit to an ongoing process of continuous environmental improvement, dialogue, and comprehensive public reporting. We intend to participate in the next few months as a member of a CERES dialogue team with one of the companies in the Fund's portfolio.

  The Fund also recently invested in a $100,000 Federally insured community investment certificate of deposit through Self-Help, a credit union based in Durham, North Carolina. Through the backing of institutions like the Fund, Self-Help is able to provide small-business and home mortgage loans to North Carolinians who might not otherwise qualify for capital. Through this unique investment vehicle, we can secure a competitive rate of return while helping the same community in which the Fund' s sub-investment adviser, NCM Capital Management Group. Inc., is based.

                                  Sincerely,


            [Paul A. Hilton signature]    [Maceo K. Sloan signature]


            Paul A. Hilton                Maceo K. Sloan

            Co-Portfolio Manager          Co-Portfolio Manager

            The Dreyfus Corporation       NCM Capital Management Group, Inc.

January 15, 1999

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Fund's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. Both the Standard & Poor' s 500 Composite Stock Price Index and the Dow Jones Industrial Average are widely accepted unmanaged indices of U.S. stock market performance.



THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.          DECEMBER 31, 1998
-----------------------------------------------------------------------------

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. AND THE STANDARD & POOR'S 500 COMPOSITE STOCK
                                  PRICE INDEX

                                    Dollars

$30,059

Standard & Poor's 500 Composite Stock Price Index*

$29,534

The Dreyfus Socially Responsible Growth Fund, Inc.

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

                      One Year Ended                   Five Years Ended             From Inception (10/7/93)
                     December 31, 1998                 December 31, 1998              to December 31, 1998
                   ____________________             ____________________          __________________________
                           29.38%                           22.43%                           23.01%
------------------------

Past performance is not predictive of future performance.

THE FUND'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

The above graph compares a $10,000 investment made in The Dreyfus Socially Responsible Growth Fund, Inc. on 10/7/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 9/30/93 is used as the beginning value on 10/7/93. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses of the Fund. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                                                                     DECEMBER 31, 1998

Common Stocks--94.5%                                                                                 Shares            Value
-------------------------------------------------------                                          ____________     _____________
            Consumer Durables--.8%  Newell . . . . . . . . . . . . . . . . . . . . . . . .             93,400    $    3,852,750
                                                                                                                  _____________


       Consumer Non-Durables--7.3%  Clorox     . . . . . . . . . . . . . . . . . . . . . .             90,400        10,559,850

                                    Hershey Foods  . . . . . . . . . . . . . . . . . . . .            134,600         8,370,438

                                    Jones Apparel Group  . . . . . . . . . . . . . . . (a)            176,100         3,885,206

                                    PepsiCo  . . . . . . . . . . . . . . . . . . . . . . .            105,000         4,298,438

                                    Procter & Gamble . . . . . . . . . . . . . . . . . . .             86,300         7,880,269
                                                                                                                  _____________

                                                                                                                     34,994,201

                                                                                                                  _____________


           Consumer Services--1.8%  Infinity Broadcasting  . . . . . . . . . . . . . . . .             20,600           563,925

                                    Service Corp. International  . . . . . . . . . . . . .            112,200         4,270,613

                                    Liberty Media Group  . . . . . . . . . . . . . . . (a)             83,900         3,864,644

                                                                                                                  _____________

                                                                                                                      8,699,182

                                                                                                                  _____________


      Electronic Technology--15.4%  Cisco Systems  . . . . . . . . . . . . . . . . . . (a)            130,800        12,139,875

                                    Compaq Computer  . . . . . . . . . . . . . . . . . . .            273,500        11,469,906

                                    Intel  . . . . . . . . . . . . . . . . . . . . . . . .             61,200         7,256,025

                                    Linear Technology  . . . . . . . . . . . . . . . . . .             84,900         7,603,856

                                    Lucent Technologies  . . . . . . . . . . . . . . . . .             81,200         8,932,000

                                    Sun Microsystems . . . . . . . . . . . . . . . . . (a)            163,900        14,033,938

                                    Tellabs    . . . . . . . . . . . . . . . . . . . . (a)            177,100        12,142,419

                                                                                                                  _____________

                                                                                                                     73,578,019

                                                                                                                  _____________


             Energy Minerals--1.3%  British Petroleum, A.D.R.  . . . . . . . . . . . . . .             64,600         6,137,000

                                                                                                                  _____________


                    Finance--14.6%  Allstate . . . . . . . . . . . . . . . . . . . . . . .            212,600         8,211,675

                                    American International Group . . . . . . . . . . . . .            199,600        19,286,342

                                    BankAmerica  . . . . . . . . . . . . . . . . . . . . .            133,100         8,002,638

                                    Citigroup  . . . . . . . . . . . . . . . . . . . . . .            102,400         5,068,800

                                    Conseco  . . . . . . . . . . . . . . . . . . . . . . .            132,400         4,046,475

                                    Fannie Mae . . . . . . . . . . . . . . . . . . . . . .            143,000        10,582,000

                                    Franklin Resources . . . . . . . . . . . . . . . . . .             90,200         2,886,400

                                    Marsh & McLennan Cos.  . . . . . . . . . . . . . . . .             78,800         4,604,875

                                    Nationwide Financial Services  . . . . . . . . . . . .             67,300         3,478,569

                                    Summit Bancorp . . . . . . . . . . . . . . . . . . . .             77,200         3,372,675

                                                                                                                  _____________

                                                                                                                     69,540,449

                                                                                                                  _____________


             Health Services--1.8%  Cardinal Health  . . . . . . . . . . . . . . . . . . .            113,100         8,581,463

                                                                                                                  _____________


          Health Technology--15.0%  Amgen  . . . . . . . . . . . . . . . . . . . . . . (a)             45,200         4,726,225

                                    Bristol-Myers Squibb . . . . . . . . . . . . . . . . .            103,400        13,836,213

                                    Guidant  . . . . . . . . . . . . . . . . . . . . . . .             55,600         6,129,900

                                    Johnson & Johnson  . . . . . . . . . . . . . . . . . .             97,100         8,144,263

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                                          DECEMBER 31, 1998

Common Stocks--(continued)                                                                         Shares            Value
-------------------------------------------------------                                          ____________     _____________

     Health Technology (continued)  Lilly (Eli)  . . . . . . . . . . . . . . . . . . . . .             86,600    $    7,696,575

                                    Medtronic  . . . . . . . . . . . . . . . . . . . . . .            109,500         8,130,375

                                    Merck & Co.  . . . . . . . . . . . . . . . . . . . . .            101,200        14,945,975

                                    Schering-Plough  . . . . . . . . . . . . . . . . . . .            145,200         8,022,300

                                                                                                                  _____________

                                                                                                                     71,631,826

                                                                                                                  _____________


           Process Industries--.9%  Avery Dennison . . . . . . . . . . . . . . . . . . . .             93,400         4,208,838

                                                                                                                  _____________


      Producer Manufacturing--5.4%  Illinois Tool Works  . . . . . . . . . . . . . . . . .            113,000         6,554,000

                                    Pitney Bowes . . . . . . . . . . . . . . . . . . . . .             89,600         5,919,200

                                    Tyco International . . . . . . . . . . . . . . . . . .             79,700         6,012,369

                                    Xerox  . . . . . . . . . . . . . . . . . . . . . . . .             62,300         7,351,400

                                                                                                                  _____________

                                                                                                                     25,836,969

                                                                                                                  _____________


               Retail Trade--10.8%  Costco Cos.  . . . . . . . . . . . . . . . . . . . (a)             54,900         3,963,094

                                    CVS  . . . . . . . . . . . . . . . . . . . . . . . . .             71,500         3,932,500

                                    Home Depot . . . . . . . . . . . . . . . . . . . . . .            300,200        18,368,488

                                    Safeway  . . . . . . . . . . . . . . . . . . . . . (a)            217,400        13,247,813

                                    Wal-Mart Stores  . . . . . . . . . . . . . . . . . . .            148,700        12,109,756

                                                                                                                  _____________

                                                                                                                     51,621,651

                                                                                                                  _____________


        Technology Services--10.7%  Automatic Data Processing  . . . . . . . . . . . . . .             66,300         5,316,431

                                    BMC Software . . . . . . . . . . . . . . . . . . . (a)            109,200         4,866,225

                                    Computer Associates International  . . . . . . . . . .            172,900         7,369,863

                                    IMS Health . . . . . . . . . . . . . . . . . . . . . .            127,500         9,618,281

                                    Microsoft  . . . . . . . . . . . . . . . . . . . . (a)             69,500         9,638,781

                                    Oracle . . . . . . . . . . . . . . . . . . . . . . (a)            333,300        14,373,563

                                                                                                                  _____________

                                                                                                                     51,183,144

                                                                                                                  _____________


     Transportation/Airlines--1.0%  Southwest Airlines . . . . . . . . . . . . . . . . . .            220,600         4,949,713

                                                                                                                  _____________


                   Utilities--7.7%  AES  . . . . . . . . . . . . . . . . . . . . . . . (a)            172,700         8,181,663

                                    AirTouch Communications  . . . . . . . . . . . . . . .             89,300         6,440,763

                                    Ameritech  . . . . . . . . . . . . . . . . . . . . (a)             89,500         5,672,063

                                    Bell Atlantic  . . . . . . . . . . . . . . . . . . . .            126,400         6,699,200

                                    Enron  . . . . . . . . . . . . . . . . . . . . . . . .             70,300         4,011,494

                                    MCI WorldCom . . . . . . . . . . . . . . . . . . . . .             81,800         5,869,150

                                                                                                                  _____________

                                                                                                                     36,874,333

                                                                                                                  _____________

                                    TOTAL COMMON STOCKS

                                        (cost $332,370,711)  . . . . . . . . . . . . . . .                         $451,689,538

                                                                                                                  _____________

                                                                                                                  _____________


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                                          DECEMBER 31, 1998

Short-Term Investments--4.7%                                                                        Shares            Value
-------------------------------------------------------                                          ____________     _____________

Certificates of Deposit--.0%  Self Help Credit Union

                                    4.85%, 3/22/1999 . . . . . . . . . . . . . . . . . . .      $     100,000   $       100,000

                                                                                                                  _____________


         U.S. Treasury Bills--4.7%  3.83%, 1/7/1999  . . . . . . . . . . . . . . . . . . .            428,000           427,750

                                    3.81%, 1/14/1999 . . . . . . . . . . . . . . . . . . .          1,435,000         1,433,139

                                    4.39%, 1/21/1999 . . . . . . . . . . . . . . . . . . .         16,852,000        16,810,797

                                    4.18%, 1/28/1999 . . . . . . . . . . . . . . . . . . .          2,185,000         2,178,860

                                    4.28%, 2/18/1999 . . . . . . . . . . . . . . . . . . .            650,000           646,464

                                    4.37%, 3/18/1999 . . . . . . . . . . . . . . . . . . .            704,000           697,770

                                                                                                                  _____________

                                                                                                                     22,194,780

                                                                                                                  _____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $22,293,576) . . . . . . . . . . . . . . . .                        $  22,294,780

                                                                                                                  _____________


TOTAL INVESTMENTS (cost $354,664,287). . . . . . . . . . . . . . . . . . . . . . . . . . .              99.2%      $473,984,318

                                                                                                      _______     _____________

CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                .8%     $    3,812,856
                                                                                                      _______     _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $477,797,174
                                                                                                      _______     _____________



Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.


                      SEE NOTES TO FINANCIAL STATEMENTS.


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                                                                           DECEMBER 31, 1998

                                                                                                    Cost             Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $354,664,287      $473,984,318

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                            3,959,728

                                 Dividends and interest receivable . . . . . . . . . . . .                              219,181

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                                5,829

                                                                                                                  _____________

                                                                                                                    478,169,056

                                                                                                                  _____________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              288,284

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               83,598

                                                                                                                  _____________

                                                                                                                        371,882

                                                                                                                  _____________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $477,797,174

                                                                                                                  _____________



REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $358,857,606

                                 Accumulated net realized gain (loss) on investments . . .                            (380,463)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4  . . . . . . . . . . . . . . . .                          119,320,031

                                                                                                                  _____________


 NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $477,797,174

                                                                                                                  _____________


SHARES OUTSTANDING

(150 million shares of $.001 par value Common Stock authorized). . . . . . . . . . . . . .                           15,372,723


NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $31.08
                                                                                                                        _______

                      SEE NOTES TO FINANCIAL STATEMENTS.



THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                                                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
INCOME:                          Cash dividends (net of $13,557 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . .         $  2,753,360

                                 Interest  . . . . . . . . . . . . . . . . . . . .              820,621

                                                                                           ____________

                                        Total Income . . . . . . . . . . . . . . .                               $  3,573,981

EXPENSES:                        Investment advisory fee--Note 3(a)  . . . . . . .            2,684,102

                                 Professional fees . . . . . . . . . . . . . . . .               38,208

                                 Registration fees . . . . . . . . . . . . . . . .               36,155

                                 Custodian fees--Note 3(b) . . . . . . . . . . . .               33,836

                                 Prospectus and shareholders' reports  . . . . . .               27,358

                                 Shareholder servicing costs--Note 3(b)  . . . . .               12,634

                                 Directors' fees and expenses--Note 3(c) . . . . .               10,879

                                 Interest expense--Note 2  . . . . . . . . . . . .                7,360

                                 Loan commitment fees--Note 2  . . . . . . . . . .                1,915

                                 Miscellaneous . . . . . . . . . . . . . . . . . .               14,375

                                                                                           ____________

                                        Total Expenses . . . . . . . . . . . . . .                                  2,866,822

                                                                                                                 ____________


INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                    707,159

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . .          $16,201,927

                                 Net unrealized appreciation (depreciation) on
                                    investments  . . . . . . . . . . . . . . . . .           72,812,354

                                                                                           ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                 89,014,281

                                                                                                                 ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                $89,721,440
                                                                                                                 ____________

                      SEE NOTES TO FINANCIAL STATEMENTS.


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                                         Year Ended          Year Ended
                                                                                         December 31, 1998   December 31, 1997
                                                                                         _________________   ________________
OPERATIONS:
   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . .         $       707,159     $      893,907

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . .              16,201,927          7,810,679

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . .              72,812,354         35,064,277

                                                                                           _____________      _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . .              89,721,440         43,768,863
                                                                                           _____________      _____________


DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . .                (738,546)          (961,820)

   Net realized gain on investments  . . . . . . . . . . . . . . . . . . . . . .             (17,127,023)        (7,501,242)
                                                                                           _____________      _____________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (17,865,569)        (8,463,062)
                                                                                           _____________      _____________


CAPITAL STOCK TRANSACTIONS:

   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . .             310,414,650        210,149,862

   Dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              17,865,378          8,463,062

   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . .            (198,226,018)       (92,601,425)

                                                                                           _____________      _____________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . .             130,054,010        126,011,499
                                                                                           _____________      _____________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . .             201,909,881        161,317,300


NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             275,887,293        114,569,993
                                                                                           _____________      _____________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $477,797,174       $275,887,293
                                                                                           _____________      _____________

                                                                                             Shares              Shares

                                                                                           _____________      _____________

CAPITAL SHARE TRANSACTIONS:

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              10,975,458          9,000,188

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . .                 575,478            339,375

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (7,226,680)        (3,995,287)

                                                                                           _____________      _____________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . .               4,324,256          5,344,276
                                                                                           _____________      _____________
                                                                                           _____________      _____________


                       SEE NOTES TO FINANCIAL STATEMENTS.


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                     Year Ended December 31,
                                                                        ______________________________________________________

PER SHARE DATA:                                                      1998        1997         1996          1995         1994
                                                                   _______      _______      _______       _______      _______
   Net asset value, beginning of period  . . . . . . . . . .        $24.97       $20.09       $17.31        $13.23       $13.38
                                                                   _______      _______      _______       _______      _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .           .05          .09          .05           .08          .35

   Net realized and unrealized gain (loss) on investments  .          7.28         5.63         3.63          4.49         (.15)
                                                                   _______      _______      _______       _______      _______

   Total from Investment Operations  . . . . . . . . . . . .          7.33         5.72         3.68          4.57          .20
                                                                   _______      _______      _______       _______      _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .          (.05)        (.10)        (.05)         (.08)        (.35)

   Dividends from net realized gain on investments . . . . .         (1.17)        (.74)        (.85)         (.41)          --
                                                                   _______      _______      _______       _______      _______

   Total Distributions . . . . . . . . . . . . . . . . . . .         (1.22)        (.84)        (.90)         (.49)        (.35)
                                                                   _______      _______      _______       _______      _______

   Net asset value, end of period  . . . . . . . . . . . . .        $31.08       $24.97       $20.09        $17.31       $13.23
                                                                   _______      _______      _______       _______      _______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .         29.38%       28.44%       21.23%        34.56%        1.49%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . . . .           .80%         .82%         .95%         1.27%         .25%

   Ratio of interest expense and loan commitment fees
       to average net assets . . . . . . . . . . . . . . . .           .00%*        .00%*        .01%           --           --

   Ratio of net investment income to average net assets  . .           .20%         .46%         .42%          .70%        4.58%

   Decrease reflected in above expense ratios due to
       undertakings by Dreyfus and sub-investment adviser  .            --           --          .03%          .06%        2.60%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .         67.60%       58.50%      126.41%        88.52%      373.68%

   Net Assets, end of period (000's Omitted) . . . . . . . .      $477,797     $275,887     $114,570       $31,657      $10,406

------------

* Amounts represents less than .01%.


                      SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  The Dreyfus Socially Responsible Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ) as a diversified open-end management investment company. The Fund' s investment objective is to provide capital growth through equity investments in companies that not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Dreyfus Corporation (" Dreyfus" ) serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). NCM Capital Management Group, Inc. (" NCM" ) serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold without a sales charge.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  As of December 31, 1998, the Fund reclassified certain components of net assets. The reclassifications resulted in a net increase to accumulated undistributed net investment income of $56,868, a decrease in accumulated net realized loss on investments of $12,382 and a decrease in paid-in capital of $69,250. These reclassifications were the result of permanent book to tax differences. Net assets were not affected by these reclassifications.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

  The average daily amount of borrowings outstanding during the period ended December 31, 1998 was approximately $123,300, with a related weighted average annualized interest rate of 5.97%

NOTE   3--INVESTMENT   ADVISORY  FEE,  SUB-INVESTMENT  ADVISORY  FEE  AND  OTHER
TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the Fund's average daily net assets, computed at the following annual rates:

        Average Net Assets
        ------------

        0 to $32 million . . . . . . . . . . . .      .10 of 1%

        In excess of $32 million to $150 million .    .15 of 1%

        In excess of $150 million to $300 million.    .20 of 1%

        In excess of $300 million. . . . . . . .      .25 of 1%

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts. During the period ended December 31, 1998, the Fund was charged $4,500 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1998, the Fund was charged $270 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended December 31, 1998, the Fund was charged $33,836 pursuant to the custody agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500. The Chairman of the Board receives an additional 25% of such compensation.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1998, amounted to $343,862,684 and $229,539,068, respectively.

  At December 31, 1998, accumulated net unrealized appreciation on investments was $119,320,031, consisting of $121,866,229 gross unrealized appreciation and $2,546,198 gross unrealized depreciation.

  At December 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

  We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

January 27, 1999


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes the Fund hereby designates $1.12 per share as a long-term capital gain distribution of the $1.17 per share paid on December 29, 1998 and also designates $.0456 per share as a long-term capital gain distribution of the $.0516 per share paid on September 14, 1998.

  The Fund also designates 92.86% of the ordinary dividends paid during the fiscal year ended December 31, 1998 as qualifying for the corporate dividends received deduction.


                                   [reg.tm logo]

                                   (reg.tm)

THE DREYFUS SOCIALLY RESPONSIBLE

GROWTH FUND, INC.

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

SUB-INVESTMENT ADVISER

NCM Capital Management Group, Inc.

103 West Main Street

Durham, NC 27705

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940





Printed in U.S.A.                                             111AR9812

Socially

Responsible

Growth Fund, Inc.

Annual Report

December 31, 1998

Printed on recycled paper.

50% post-consumer.

Process chlorine free.

Vegetable-based ink.